UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 24, 2021

FULL HOUSE RESORTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32583	13-3391527
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Summerlin 1980 Festival Plaza Drive, Suite 680 Las Vegas, Nevada	89135
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 221-7800

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	FLL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 1.01   Entry into a Material Definitive Agreement

On March 25, 2021, Full House Resorts, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Craig-Hallum Capital Group LLC, as representative of several underwriters listed therein (the “Representative”), relating to the underwritten public offering (the “Offering”) of an aggregate of 6,917,250 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), which includes 902,250 shares of Common Stock sold pursuant to the Representative’s exercise of an option to purchase additional shares of Common Stock to cover over-allotments. The price to the public in the Offering was $6.65 per share of Common Stock. The gross proceeds to the Company from the Offering are approximately $46.0 million, before deducting underwriting discounts and commissions and estimated offering expenses payable by the Company. The Offering closed on March 29, 2021.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the underwriters, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), other obligations of the parties and termination provisions. The Offering was made pursuant to the Company’s effective registration statement on Form S-3 (Registration Statement No. 333-251778) previously filed with the Securities and Exchange Commission (“SEC”) and a related prospectus supplement and accompanying base prospectus filed with the SEC. The foregoing description of the terms of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is attached hereto as Exhibit 1.1 and incorporated herein by reference. A copy of the opinion of Brownstein Hyatt Farber Schreck LLP relating to the validity of the shares of Common Stock being issued and sold in the Offering is attached as Exhibit 5.1 hereto.

Item 8.01   Other Events

Press Releases with respect to the Offering

On March 24, 2021 and March 25, 2021, the Company issued press releases with respect to the Offering. Copies of such press releases are attached as Exhibit 99.1 and Exhibit 99.2 hereto, respectively.

Item 9.01   Financial Statements and Exhibits

(d)	Exhibits
	No.	Description
	1.1	Underwriting Agreement, dated March 25, 2021, by and between Full House Resorts, Inc., and Craig-Hallum Capital Group LLC
	5.1	Opinion of Brownstein Hyatt Farber Schreck LLP
	23.1	Consent of Brownstein Hyatt Farber Schreck LLP (included as part of Exhibit 5.1)
	99.1	Press Release of Full House Resorts, Inc., dated March 24, 2021, announcing the launch of the underwritten public offering
	99.2	Press Release of Full House Resorts, Inc., dated March 25, 2021, announcing the pricing of the underwritten public offering

Cautionary Statement Regarding Forward-looking Statements

The information contained in this Current Report on Form 8-K contains statements by the Company that are “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. Some forward-looking statements in this press release include the Company’s ability to consummate the offering and the intended use of proceeds from the offering. Important factors that could affect future results and cause those results to differ materially from those expressed in the forward-looking statements include, among others, the following: the Company’s ability to repay its substantial indebtedness; the potential for additional adverse impacts from the COVID-19 pandemic on the Company’s business, construction projects, indebtedness, financial condition and operating results; actions by government officials at the federal, state or local level with respect to steps to be taken, including, without limitation, additional shutdowns, travel restrictions, social distancing measures or shelter-in-place orders, in connection with the COVID-19 pandemic; the Company’s ability to effectively manage and control expenses as a result of the pandemic; the Company’s ability to complete its Chamonix development project on-time and on-budget; changes in guest visitation or spending patterns due to COVID-19 or other health or other concerns; a decrease in overall demand as other competing entertainment venues re-open; the inability to obtain financing upon reasonable terms or at all, including for projects such as its proposed American Place project or its potential future expansion of Silver Slipper; the increase in the Company’s indebtedness due to the Chamonix development project; construction risks and cost overruns; dependence on existing management; competition; uncertainties over the development and success of the Company’s expansion and redevelopment projects; the financial performance of the Company’s finished projects and renovations; effectiveness of expense and operating efficiencies; general macroeconomic conditions; and regulatory and business conditions in the gaming industry (including the possible authorization or expansion of gaming in the states in which the Company operates or nearby states). Additional information concerning potential factors that could affect the Company’s financial condition and results of operations is included in the reports the Company files with the Securities and Exchange Commission, including, but not limited to, its Form 10-K for the most recently ended fiscal year and its other periodic reports filed with the SEC. The Company is under no obligation to (and expressly disclaim any such obligation to) update or revise its forward-looking statements as a result of new information, future events or otherwise. Actual results may differ materially from those indicated in the forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Full House Resorts, Inc.

Date: March 29, 2021	/s/ Lewis A. Fanger
Lewis A. Fanger, Senior Vice President, Chief Financial Officer & Treasurer